Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair Value Hierarchy
The Company has categorized its assets and liabilities that are valued at fair value on a recurring basis into a three-level fair value hierarchy as defined by the FASB in ASC Topic No. 820 (“Fair Value Measurements and Disclosures”). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets and liabilities (Level 1) and lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, for disclosure purposes, is determined based on the lowest level input that is significant to the fair value measurement.
Assets and liabilities recorded in the consolidated balance sheets at fair value are categorized based on the inputs in the valuation techniques as follows:
Level 1.Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market (examples include active exchange-traded equity securities, most U.S. Government and agency securities, money market mutual funds and certain other sovereign government obligations).
Assets and liabilities utilizing Level 1 inputs include exchange traded equity securities and mutual funds.
Level 2.Assets and liabilities whose values are based on the following:
a)Quoted prices for similar assets or liabilities in active markets;
b)Quoted prices for identical or similar assets or liabilities in non-active markets (examples include corporate and municipal bonds, which trade infrequently);
c)Pricing models whose inputs are observable for substantially the full term of the asset or liability (examples include most over-the-counter derivatives, including interest rate and currency swaps); and
d)Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full asset or liability (for example, certain mortgage loans).
Assets and liabilities utilizing Level 2 inputs include corporate and municipal bonds, senior notes and interest rate swaps.
Level 3.Assets and liabilities whose values are based on prices, or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability (examples include private equity investments, certain commercial mortgage whole loans, and long-dated or complex derivatives including certain foreign exchange options and long-dated options on gas and power).
Liabilities utilizing Level 3 inputs include liabilities for contingent purchase consideration.
Valuation Techniques
Equity Securities & Mutual Funds - Level 1
Investments for which market quotations are readily available are valued at the sale price on their principal exchange, or official closing bid price for certain markets. If no sales are reported, the security is valued at its last reported bid price.
Other Sovereign Government Obligations, Municipal Bonds and Corporate Bonds - Level 2
The investments listed in the caption above are valued on the basis of valuations furnished by an independent pricing service approved by the trustees or dealers. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities.
Interest Rate Swap Derivative - Level 2
The fair value of interest rate swap derivatives is based on the present value of future cash flows at each valuation date resulting from utilization of the swaps, using a constant discount rate of 1.6% compared to discount rates based on projected future yield curves (See Note 12).
Senior Notes due 2014 - Level 2
The fair value of the first $250 million of Senior Notes maturing in 2014 is estimated to be the carrying value of those notes adjusted by the fair value of the interest rate swap derivative, discussed above. In the first quarter of 2011, the Company entered into two interest rate swaps to convert interest on a portion of its Senior Notes from a fixed rate to a floating rate. The swaps are designated as fair value hedging instruments. The change in the fair value of the swaps is recorded on the balance sheet. The carrying value of the debt related to these swaps is adjusted by an equal amount (See Note 12).
Contingent Purchase Consideration Liability - Level 3
Purchase consideration for some acquisitions made by the Company includes contingent consideration arrangements. Contingent consideration arrangements are primarily based on meeting EBITDA and revenue targets over periods from two to four years. The fair value of contingent consideration is estimated as the present value of future cash flows that would result from the projected revenue and earnings of the acquired entities.
The following fair value hierarchy table presents information about the Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011.

(In millions of dollars)	Identical Assets (Level 1)		Observable Inputs (Level 2)		Unobservable Inputs (Level 3)		Total
	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11	12/31/12	12/31/11
Assets:
Financial instruments owned:
Mutual funds(a)	$139	$134	$—	$—	$—	$—	$139	$134
Money market funds(b)	483	226	—	—	—	—	483	226
Interest rate swap derivatives(c)	—	—	6	7	—	—	6	7
Total assets measured at fair value	$622	$360	$6	$7	$—	$—	$628	$367
Fiduciary Assets:
State and local obligations (including non-U.S. locales)	$—	$—	$3	$13	$—	$—	$3	$13
Other sovereign government obligations and supranational agencies	—	—	—	47	—	—	—	47
Corporate and other debt	—	—	—	2	—	—	—	2
Money market funds	149	186	—	—	—	—	149	186
Total fiduciary assets measured at fair value	$149	$186	$3	$62	$—	$—	$152	$248
Liabilities:
Contingent purchase consideration liability(d)	$—	$—	$—	$—	$63	$110	$63	$110
Senior Notes due 2014(e)	$—	$—	$256	$257	$—	$—	$256	$257
Total liabilities measured at fair value	$—	$—	$256	$257	$63	$110	$319	$367
(a) Included in other assets in the consolidated balance sheets.
(b) Included in cash and cash equivalents in the consolidated balance sheets.
(c) Included in other receivables in the consolidated balance sheets.
(d) Included in accounts payable and accrued liabilities and other liabilities in the consolidated balance sheets.
(e) Included in long term debt in the consolidated balance sheets.
During the year ended December 31, 2012, there were no assets or liabilities that transferred between Level 1 and Level 2 or between Level 2 and Level 3.
The table below sets forth a summary of the changes in fair value of the Company’s Level 3 liabilities for the years ended December 31, 2012 and December 31, 2011 that represent contingent purchase consideration related to acquisitions:

(In millions of dollars)	2012	2011
Balance at January 1,	$110	$106
Additions	27	14
Payments	(30)	(13)
Revaluation Impact	(44)	3
Balance at December 31,	$63	$110

The fair value of the contingent purchase consideration liability is based on projections of revenue and earnings for the acquired entities that are reassessed on a quarterly basis. As set forth in the table above, based on the Company's ongoing assessment of the fair value of contingent purchase consideration liability, the Company recorded a net reduction in the estimated fair value of such liabilities for acquisitions made in prior periods of $44 million for the year ended December 31, 2012. A 5% increase in the above mentioned projections would increase the liability by approximately $30 million. A 5% decrease in the above mentioned projections would decrease the liability by approximately $20 million.
Fair Value of Long-term Investments
The Company has certain long-term investments, primarily related to investments in non-publicly traded private equity funds of $16 million and $38 million at December 31, 2012 and December 31, 2011, respectively, carried on the cost basis for which there are no readily available market prices. The carrying values of these investments approximates fair value. Management's estimate of the fair value of these non-publicly traded investments is based on valuation methodologies including estimates from private equity managers of the fair value of underlying investments in private equity funds. The ability to accurately predict future cash flows, revenue or earnings may impact the determination of fair value. The Company monitors these investments for impairment and makes appropriate reductions in carrying values when necessary. These investments would be classified as Level 3 in the fair value hierarchy and are included in Other assets in the consolidated balance sheets. The Company also has investments in publicly traded mutual funds of $19 million and $20 million at December 31, 2012 and December 31, 2011, related to voluntary deferred contribution plans. These investments are classified as Level 1 in the fair value hierarchy and are included in Other assets in the consolidated balance sheets.